EXHIBIT  10.2

                   FIRST AMENDMENT TO MULTI-TENANT LEASE--NET
                              DATE: APRIL 21, 2001

                                 BY AND BETWEEN
                               JACKSON-JAHN, INC.
                                  ("LANDLORD")
                                       AND
           OPHTHALMIC IMAGING SYSTEMS, INC., A CALIFORNIA CORPORATION
                                   ("TENANT")

Whereas Daniel J. Caputo & Dorothy J. Caputo as Trustees of the Caputo 1987 Revocable Trust dated February 27, 1987, as amended; Richard R. Rolla & Genevieve C. Rolla, as Trustees of the Rolla 1975 Revocable Trust dated December 9, 1975; Anthony C. Morici, Jr.; Martin and Dorothy A. Scarpace; and University Park Properties, a Partnership as tenants in common, dba CMS Lathrop Way is the successor to the interest of Jackson-Jahn, Inc. under said lease, this First Amendment is hereby made a part of that certain "Multi-Tenant Net Lease" between the above-mentioned parties dated April 21, 2001 (the "Contract"). Said documents shall hereby be amended as follows. In the event of any discrepancy between this document and any previous document(s) the provisions of this document shall prevail.

1.       LEASE TERM:
         The lease term is hereby extended for an additional (1) year, beginning June 1, 2004 through May 31, 2005:

2.       SCHEDULE OF BASE RENT:
         The Base Rent for the extended Lease period shall be as follows:
                  a.       June 1, 2004 through May 31, 2005: $7,072/mo. Plus
                           NNN

3.       TENANT IMPROVEMENTS:
         Landlord will complete tenant improvements per plan as attached in Areas # 1, # 3 and #4. The Landlord will use its best efforts to see that the improvements will be completed no later than January 31, 2003 and Landlord will utilize Perrien Construction Services as its contractor. Contractor to arrange convenient time with Tenant so Tenant's business is not disrupted. Contractor needs approximately four business days to complete its work.

LANDLORD:
Caputo 1987 Revocable Trust, Rolla 1975 Revocable Trust, Anthony C. Morici, Jr., Martin and Dorothy Scarpace; and University Park Properties, a Partnership as Tenants in Common dba CMS Lathrop Way

By:      ______________________
          Dan Caputo, Jr.

Its:     ______________________

Date:    ______________________


TENANT:

OPHTHALMIC IMAGING SYSTEMS
A CALIFORNIA CORPORATION


By:      ______________________

Its:     ______________________

Date:    ______________________